                                 Exhibit 10.22
            Amended Option to Purchase Employee/Customer Base Dated
           December 1, 1999 Between BioLynx Outsource Services, Inc.
                       and Alamo Commercial Group, Inc.

                                                                   Exhibit 10.22

               AMENDED OPTION TO PURCHASE EMPLOYEE/CUSTOMER BASE
               -------------------------------------------------


     This Agreement ("Agreement") is entered into this date, is by and between
                      ---------
BioLynx Outsource Services, Inc., a Texas corporation ("Purchaser") and Alamo
                                                        ---------
Commercial Group, Inc. ("Seller").
                         ------

                                   RECITALS:
                                   --------

     WHEREAS, the Seller is in the business of providing business staffing to its customers by way of leasing employees; and

     WHEREAS, the Purchaser desires to acquire all of the leased employees of the Seller, together with all contracts to furnish services and staffing for the customers and clients of the Seller (collectively hereinafter referred to as the "Employee Customer Base"); and
 ----------------------

     WHEREAS, Purchaser is expected to become a wholly owned subsidiary of BioLynx.Com, Inc. and will cause BioLynx.Com, Inc. to issue stock, as hereinafter provided, in partial payment for the purchase price for the Employee Customer Base.

     NOW THEREFORE, IT IS AGREED AS FOLLOWS:

     Section 1.  Purchase of Employee/Customer Base.
     ----------  ----------------------------------

     1.1  Purchase of Employee/Customer Base.  Subject to the terms and
          ----------------------------------
conditions set forth herein, at the Closing (as defined below) Seller will sell its Employee/Customer Base to Purchaser and Purchaser will purchase all of its Employee/Customer Base from Seller. This purchase and sale will be effective January 1, 2000.

     1.2  Purchase Price.  Purchaser will pay to Seller, the sum of
          --------------
$3,605,535.38 for the Seller's Employee Customer Base.

     1.3  Payment of Purchase Price.  The Purchase Price will be paid to the
          -------------------------
Seller as follows: (i) the Purchaser will pay the Seller the sum of $1,000,000.00 on or before the Closing Date hereof (as hereinafter defined), in cash or by means of a promissory note due within 90 days from the date thereof; and (ii) the Purchaser will deliver to the Seller Convertible Preferred Stock issued by BioLynx.Com, Inc. for the balance of the Purchase Price, with a liquidation privilege equal to its face amount, issued in increments of $1,000.00, bearing an eight percent (8%) non-cumulative dividend (the "Preferred
                                                                       ---------
Stock").  The Preferred Stock will, at the option of the holder of the stock, be
-----
convertible into Common Stock of BioLynx.Com, Inc. at the rate of the liquidation privilege, together with any declared but unpaid dividend, divided by $3.30 per share of common stock.

     1.4  Option.  In consideration of the non-refundable sum of $100.00, paid
          ------
by the Purchaser directly to the Seller, independent of any other consideration required by this Agreement, Purchaser and the Seller agree as follows: Purchaser shall have the option to terminate this Agreement at any time by giving written notice of termination to the Seller. On such termination, all of Purchaser's obligations hereunder shall be terminated. If the Purchaser does not give notice of termination, Purchaser's right of termination shall be waived.

     1.5  Closing.  The Closing Date of this Agreement shall be December 31,
          -------
1999, or such other date thereafter as the parties shall mutually agree. Provided, however, notwithstanding anything herein contained to the contrary, the Closing Date shall not occur before the effective date of the registration statement of BioLynx.Com, Inc. filed with the Securities and Exchange Commission with respect to the sale of 1,000,000 shares of BioLynx.Com, Inc.'s common stock. Provided, further, if the Closing Date shall not have occurred before April 1, 2000, this Agreement shall be null and void and of no further force or effect. In such event, neither the Purchaser nor the Seller shall have any liability to the other. As of the Closing Date, all employees of the Seller will become the employees of the Purchaser and all contracts to provide staffing and services which are owned by the Seller will be transferred to the Purchaser concurrently with such employees. All liability related to such employees and contracts prior to the effective date of the transfer will be retained by the Seller. All liabilities and obligations subsequent to the date of transfer related to the leased employees and contracts will be the liabilities and obligations of the Purchaser.

     Section 2.  Representations and Warranties of the Corporation and Seller.
     ----------  ------------------------------------------------------------
As a material inducement to Purchaser to enter into this Agreement and purchase the Employee Customer Base, Seller represents and warrants that:

     2.1  Organization and Corporate Power.  The Seller is a corporation duly
          --------------------------------
incorporated and validly existing under the laws of the state of Texas and the Seller is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Seller has all requisite corporate power and authority and all material licenses, permits, and authorizations necessary to own and operate its properties and to carry on its business as now conducted. The copies of the Seller's charter documents and bylaws have been furnished to Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     2.2  Compliance with Laws.  To the best of Seller's knowledge, the Seller
          --------------------
is, in the conduct of its business, in substantial compliance with all laws, statutes, ordinances, regulations, orders, judgments, or decrees applicable to them, the enforcement of which, if the Seller was not in compliance therewith, would have a materially adverse effect on the business of the Seller, taken as a whole. The Seller has not received any notice of any asserted present or past failure by the Seller to comply with such laws, statutes, ordinances, regulations, orders, judgments, or decrees.

     2.3  No Brokers.  There are no claims for brokerage commissions, finders'
          ----------
fees, or similar compensation in connection with the purchase based on any arrangement or agreement binding upon any of the parties hereto.

     2.4  Employees and Labor Relations Matters.
          -------------------------------------

          2.4.1 The Seller is not aware that any executive or key employee of the Seller or any group of employees of the Seller has any plans to terminate employment with the Seller;

          2.4.2 To the best of Seller's knowledge, the Seller has substantially complied in all material respects with all labor and employment laws, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining, Americans With Disabilities Act, and the payment of social security and other taxes;

          2.4.3 There is no unfair labor practice charge, complaint, or other action against the Seller pending or, to Seller's best knowledge, threatened before the National Labor Relations Board and the Seller is not subject to any order to bargain by the National Labor Relations Board;

          2.4.4 No questions concerning representation have been raised or, to Seller's and the Seller's best knowledge, are threatened with respect to employees of the Seller;

          2.4.5 No grievance that might have a material adverse effect on the Seller and no arbitration proceeding arising out of or under any collective bargaining agreement is pending and, to the best knowledge of Seller and the directors and responsible officers of the Seller, no basis exists for any such grievance or arbitration proceeding; and

          2.4.6 To the best knowledge of Seller and the directors and responsible officers of the Seller, no employee of the Seller is subject to any non-competition, nondisclosure, confidentiality, employment, consulting, or similar agreements with persons other than the Seller relating to the present business activities of the Seller.

     2.5  Disclosure.  Neither this Agreement nor any of the schedules,
          ----------
attachments, written statements, documents, certificates, or other items prepared or supplied to Purchaser by or on behalf of the Seller with respect to this purchase contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No Seller or any responsible officer or director has intentionally concealed any fact known by such person to have a material adverse effect upon the Seller's existing or expected financial condition, operating results, assets, customer relations, employee relations, or business prospects taken as a whole.

     2.6  Investment Representations
          --------------------------

          2.6.1 Seller is acquiring the Shares for its own account for purposes of investment and without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision, or fractionalization of the Shares.

          2.6.2 During the course of the negotiation of this Agreement, Seller has reviewed all information provided to it by BioLynx.Com, Inc. and has had the opportunity to ask questions of and receive answers from representatives of BioLynx.Com, Inc. concerning BioLynx.Com, Inc., the securities offered and sold hereby, and this purchase, and to obtain certain additional information requested by Seller.

          2.6.3 Seller understands that the Shares to be purchased have not been registered under Securities Act of 1933 ("1933 Act"), or under any state
                                               --------
     securities law.

          2.6.4 Seller understands that the Shares cannot be resold in a transaction to which the 1933 Act and state securities laws apply unless
     (i) subsequently registered under the 1933 Act and applicable state securities laws or (ii) exemptions from such registrations are available. Seller is aware of the provisions of Rule 144 promulgated under the 1933 Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

          2.6.5 Seller understands that no public market now exists for the Shares and that it is uncertain that a public market will ever exist for the Shares.

          2.6.6 Seller understands that the certificates for the Shares will bear the following legend:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE Seller WILL NOT TRANSFER THIS CERTIFICATE UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS,
     (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

     Section 3.  Representations and Warranties of Purchaser.  As a material
     ----------  -------------------------------------------
inducement to Seller to enter into this Agreement and sell the Shares, Purchaser hereby represents and warrants to Seller as follows:

     3.1  Organization; Power.  Purchaser is a Seller duly incorporated and
          -------------------
validly existing under the laws of the state of Texas, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

     3.2  Authorization.  The execution, delivery, and performance by Purchaser
          -------------
of this Agreement and all other agreements contemplated hereby to which Purchaser is a party have been duly and validly authorized by all necessary corporate action of Purchaser, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

     3.3  No Conflict with Other Instruments or Agreements.  The execution,
          ------------------------------------------------
delivery, and performance by Purchaser of this Agreement and all other agreements contemplated hereby to which Purchaser is a party will not result in a breach or violation of, or constitute a default under, its Articles of Incorporation or Bylaws or any material agreement to which Purchaser is a party or by which Purchaser is bound.

     3.4  Governmental Authorities.  (i) Purchaser is not required to submit any
          ------------------------
notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery by Purchaser of this Agreement and the consummation of the purchase and (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by Purchaser or any affiliate in connection with Purchaser's execution, delivery, and performance of this Agreement and the consummation of this purchase.

     3.5  Litigation.  There are no actions, suits, proceedings, or governmental
          ----------
investigations or inquiries pending or, to the knowledge of Purchaser, threatened against Purchaser or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of this purchase.

     3.6  Brokerage.  There are no claims for brokerage commissions, finders'
          ---------
fees, or similar compensation in connection with this purchase based on any arrangement or agreement entered into by Purchaser and binding upon any of the parties hereto.

     Section 4.  Conduct of the Seller's Business Pending the Closing.  From the
     ----------  ----------------------------------------------------
date hereof until the Closing, and except as otherwise consented to or approved by Purchaser, Seller covenants and agrees with Purchaser as follows:

     4.1  Regular Course of Business.  The Seller will operate its business in
          --------------------------
accordance with the reasonable judgment of its management diligently and in good faith, consistent with past management practices, and the Seller will continue to use its reasonable efforts to keep available the services of present officers and employees (other than planned retirements) and to preserve its present relationships with persons having business dealings with it.

     4.2  Assets.  The assets, property, and rights now owned by the Seller will
          ------
be used, preserved, and maintained, as far as practicable, in the ordinary course of business, to the same extent and in the same condition as said assets, property, and rights are on the date of this Agreement, and no unusual or novel methods of manufacture, purchase, sale, management, or operation of said properties or business or accumulation or valuation of inventory will be made or instituted. Without the prior consent of Purchaser, the Seller will not encumber any of its assets or make any commitments relating to such assets, property, or business, except in the ordinary course of its business.

     4.3  Insurance.  The Seller will keep or cause to be kept in effect and
          ---------
undiminished the insurance now in effect on its various properties and assets, and will purchase such additional insurance, at Purchaser's cost, as Purchaser may request.

     4.4  Employees.  The Seller will not grant to any employee any promotion,
          ---------
any increase in compensation, or any bonus or other award other than promotions, increases, or awards that are regularly scheduled in the ordinary course of business or contemplated on the date of this Agreement or that are, in the reasonable judgement of management of the Seller, in the Seller's best interest.

     4.5  No Violations.  The Seller will comply in all material respects with
          -------------
all statutes, laws, ordinances, rules, and regulations applicable to it in the ordinary course of business.

     Section 5.  Covenants of the Seller.  Seller covenants and agrees with
     ----------  -----------------------
Purchaser as follows:

     5.1  Satisfaction of Conditions.  The Seller will use reasonable efforts to
          --------------------------
obtain as promptly as practicable the satisfaction of the conditions to Closing set forth in Section 7 and any necessary consents or waivers under or amendments to agreements by which the Seller is bound.

     5.2  Supplements.  From time to time prior to the Closing, Seller will
          -----------
promptly supplement or amend any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in this Agreement and will promptly notify Purchaser of any breach by either of them that either of them discovers of any representation, warranty, or covenant contained in this Agreement. No supplement or amendment made pursuant to this section will be deemed to cure any breach of any representation of or warranty made in this Agreement unless Purchaser specifically agrees thereto in writing; provided, however, that if this purchase is closed, Purchaser will be deemed to have waived its rights with respect to any breach of a representation, warranty, or covenant or any supplement of which it shall have been notified pursuant to this Section 5.2.

     5.3  No Solicitation.  Until the Closing or termination pursuant to Section
          ---------------
10 of this Agreement, neither Seller nor any of its respective directors, officers, employees, or agents shall, directly or indirectly, encourage, solicit, initiate, or enter into any discussions or negotiations concerning any disposition of any of the capital stock or all or substantially all of the assets of the Seller (other than pursuant to this Agreement), or any proposal therefor, or furnish or cause to be furnished any information concerning the Seller to any party in connection with any transaction involving the acquisition of the capital stock or assets of the Seller by any person other than Purchaser. Seller will promptly inform Purchaser of any inquiry (including the terms thereof and the person making such inquiry) received by any responsible officer or director of the Seller after the date hereof and believed by such person to be a bona fide, serious inquiry relating to any such proposal.

     5.4  Action After the Closing.  Upon the reasonable request of any party
          ------------------------
hereto after the Closing, any other party will take all action and will execute all documents and instruments necessary or desirable to consummate and give effect to this purchase. These include, by way of illustration and not by way of limitation, the following:

          5.4.1 Various conditions relating to filing, payment, and collecting of refunds relating to taxes;

          5.4.2  Provisions relating to delivery of Corporate books and records;

          5.4.3 Provisions relating to treatment of confidential proprietary information obtained in the acquisition process; and if Purchaser is concerned that Seller is not getting corporate approval in due time (or vice versa), the following covenant may be considered.

       Seller will cause a meeting of its shareholder to be called and held as soon as practicable, will recommend approval of the transaction to its shareholder, and will use its best efforts to obtain shareholder approval.

     Section 6.  Covenant of Purchaser.  Purchaser will use its best efforts to
     ----------  ---------------------
cause the conditions set forth in Section 8 to be satisfied.

     Section 7.  Conditions Precedent to the Obligations of Purchaser.  Each and
     ----------  ----------------------------------------------------
every obligation of Purchaser under this Agreement is subject to the satisfaction, at or before the Closing, of each of the following conditions:

     7.1  Representations and Warranties; Performance.  Each of the
          -------------------------------------------
representations and warranties made by the Seller herein will be true and correct in all material respects as of the Closing with the same effect as though made at that time except for changes contemplated, permitted, or required by this Agreement; Seller will have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it prior to the Closing; and Purchaser will have received, at the Closing, a certificate of the Seller, signed by the President and the Chief Financial Officer of the Seller, stating that each of the representations and warranties made by the Seller herein is true and correct in all material respects as of the Closing except for changes contemplated, permitted, or required by this Agreement and that Seller has performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by them prior to the Closing.

     7.2  Litigation.  No material action, suit, or proceeding before any court,
          ----------
governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against Seller, or Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.

     7.3  Material Change.  From the date of this Agreement to the Closing, the
          ---------------
Seller shall not have suffered any material adverse change (whether or not such change is referred to or described in any supplement to this Agreement) in its business prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent, or otherwise), or operations.

     7.4  Corporate Action.  Seller will have furnished to Purchaser:
          ----------------

          7.4.1 The corporate charter and all amendments thereto and restatements thereof of the Seller certified by the official having custody over corporate records in the jurisdiction of incorporation of the Seller in question;

          7.4.2 The current bylaws and minutes of all meetings and consents of shareholders and directors of the Seller;

          7.4.3 Each certificate of qualification to do business as a foreign corporation of the Seller;

          7.4.4 A certificate of the Secretary or Assistant Secretary of the Seller as to the accuracy, currency, and completeness of each of the above documents, the incumbency and signatures of officers of the Seller, the absence of any amendment to the charter documents of the Seller, and the absence of any proceeding for dissolution or liquidation of the Seller.

     Section 8.  Conditions Precedent to the Obligations of the Seller and
     ----------  ---------------------------------------------------------
Seller.  Each and every obligation of Seller and the Seller under this Agreement
------
is subject to the satisfaction, at or before the Closing, of each of the following conditions:

     8.1  Representations and Warranties; Performance.  Each of the
          -------------------------------------------
representations and warranties made by Purchaser herein will be true and correct in all material respects as of the Closing with the same effect as though made at that time except for changes contemplated, permitted, or required by this Agreement; Purchaser will have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it prior to the Closing; and Seller will have received, at the Closing, a certificate of Purchaser, signed by the President and the Chief Financial Officer of Purchaser, stating that each of the representations and warranties made by Purchaser herein is true and correct in all material respects as of the Closing except for changes contemplated, permitted, or required by this Agreement and that Purchaser has performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

     8.2  No Proceeding or Litigation.  No action, suit, or proceeding before
          ---------------------------
any court (other than suits seeking monetary damages only and in the aggregate sum of less than $10,000) and any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of Closing, against Seller, the Seller, or Purchaser or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change this purchase, questioning the validity or legality of this purchase, or seeking damages in connection with this purchase.

     8.3  Corporate Action.  Purchaser will have furnished to Seller a copy,
          ----------------
certified by the Secretary of an Assistant Secretary of Purchaser, of the resolutions of Purchaser authorizing the execution, delivery, and performance of this Agreement.

     Section 9.  Closing.
     ----------  -------

     9.1  Time, Place, and Manner of Closing.  Unless this Agreement has been
          ----------------------------------
terminated and this purchase has been abandoned pursuant to the provisions of
Section 2 or Section 10, the closing ("Closing") will be held at such time as
                                       -------
the parties may agree on the Closing Date at the offices of the Corporation, 5617 Grissom Road, San Antonio, Texas 78238, or such other place as the parties may agree. At the Closing the parties to this Agreement will exchange certificates, other instruments and documents in order to determine whether the terms and conditions of this Agreement have been satisfied. Upon the determination of each party that its conditions to consummate this purchase have been satisfied or waived, Purchaser shall deliver to Seller the certificate(s) evidencing the Shares, and Purchaser shall deliver to Seller the cash referred to in Section 1.3, in a manner to be agreed upon by the parties. After the Closing, Seller, will execute, deliver, and acknowledge all such further instruments of transfer and conveyance and will perform all such other acts as Purchaser may reasonably request to effectively transfer the employees and customers to Purchaser.

     9.2  Consummation of Closing.  All acts, deliveries, and confirmations
          -----------------------
comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery, or confirmation of the Closing and none of such acts, deliveries, or confirmations shall be effective unless and until the last of the same shall have occurred. The time of the Closing has been scheduled to correspond with the close of business at the principal office of the Seller and, regardless of when the last act, delivery, or confirmation of the Closing shall take place, the transfer of the employees shall be deemed to occur as of the close of business at the principal office of the Seller on January 1, 2000.

     Section 10.  Termination.
     -----------  -----------

     10.1 Termination for Cause.  If, pursuant to the provisions of Section 7 or
          ---------------------
8 of this Agreement, Seller or Purchaser is not obligated at the Closing to consummate this Agreement, then the party who is not so obligated may terminate this Agreement.

     10.2 Termination Without Cause.  Anything herein or elsewhere to the
          -------------------------
contrary notwithstanding, this Agreement may be terminated and abandoned at any time without further obligation or liability on the part of any party in favor of any other by mutual consent of Purchaser and Seller.

     10.3 Termination Procedure.  Any party having the right to terminate this
          ---------------------
Agreement due to a failure of a condition precedent contained in Sections 7 or 8 hereto may terminate this Agreement by delivering to the other party written notice of termination, and thereupon, this Agreement will be terminated without obligation or liability of any party.

     Section 11.  Miscellaneous Provisions.
     -----------  ------------------------

     11.1 Amendment and Modification.  Subject to applicable law, this Agreement
          --------------------------
may be amended, modified, or supplemented only by a written agreement signed by Purchaser and Seller.

     11.2 Waiver of Compliance; Consents
          ------------------------------

          11.2.1 Any failure of any party to comply with any obligation, covenant, agreement, or condition herein may be waived by the party entitled to the performance of such obligation, covenant, or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          11.2.2 Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

     11.3   Notices.  All notices, requests, demands, and other communications
            -------
required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

     If to Purchaser, or to the Seller
     after the Closing, to:
     BioLynx Outsource Services, Inc.
     5617 Grissom Road
     San Antonio, TX 78238

or to such other person or address as Purchaser furnishes to Seller pursuant to the above.

     If to the Seller, to
     Alamo Commercial Group, Inc.
     5617 Grissom Road
     San Antonio, TX 78238

or to such other address as Seller furnishes to Purchaser pursuant to the above.

     11.4 Titles and Captions.  All section titles or captions contained in this
          -------------------
Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

     11.5  Entire Agreement.  This Agreement contains the entire understanding
           ----------------
between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

     11.6 Agreement Binding.  This Agreement shall be binding upon the heirs,
          -----------------
executors, administrators, successors and assigns of the parties hereto.

     11.7 Attorney Fees.  In the event an arbitration, suit or action is brought
          -------------
by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     11.8 Computation of Time.  In computing any period of time pursuant to this
          -------------------
Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

     11.9 Pronouns and Plurals.  All pronouns and any variations thereof shall
          --------------------
be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

     11.10  Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of Texas.

     11.11  Arbitration.  If at any time during the term of this Agreement any
            -----------
dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

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

     11.12  Presumption.  This Agreement or any section thereof shall not be
            -----------
construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

     11.13  Further Action.  The parties hereto shall execute and deliver all
            --------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

     11.14  Parties in Interest.  Nothing herein shall be construed to be to the
            -------------------
benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     11.15  Savings Clause.  If any provision of this Agreement, or the
            --------------
application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Dated:  December 1, 1999.

                              PURCHASER:

                              BIOLYNX OUTSOURCE SERVICES, INC.,
                              a Texas corporation


                              By  /s/ John D. Walker II
                                 -------------------------------
                                   John D. Walker II, President


                              SELLER:

                              ALAMO COMMERCIAL GROUP, INC.


                              By  /s/ John D. Walker II
                                --------------------------------
                                  John D. Walker II, President

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